                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: February 1, 1999
                       (Date of earliest event reported)


                         Koo Koo Roo Enterprises, Inc.
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


Delaware                       33-14051                 33-0197361
--------                       --------                 ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


              18831 Von Karman Avenue, Irvine, California  92612
              ---------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On February 1, 1999, Koo Koo Roo Enterprises, Inc. (the "Company") issued
(a) a press release announcing that its common stock would be delisted from the Nasdaq National Market (which release is incorporated herein by reference and is attached hereto as Exhibit 99.1) and (b) a second press release announcing that the delisting was effective on February 1, 1999, and that its common stock would begin trading on the Over the Counter ("OTC") Bulletin Board effective February 2, 1999 (which release is incorporated herein by reference and is attached hereto as Exhibit 99.2).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.
     ---------

EXHIBIT   DESCRIPTION
-------   ----------------------------------------------------------------------

99.1      Press Release of Koo Koo Roo Enterprises, Inc. dated February 1, 1999.

99.2      Press Release of Koo Koo Roo Enterprises, Inc. dated February 1, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: February 2, 1999

                                     KOO KOO ROO ENTERPRISES, INC.



                                     By: /s/ Todd E. Doyle
                                        ________________________________________
                                     Name:   Todd E. Doyle
                                     Title:  Executive Vice President and
                                             General Counsel

                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

99.1      Press Release of Koo Koo Roo Enterprises, Inc. dated February 1, 1999.

99.2      Press Release of Koo Koo Roo Enterprises, Inc. dated February 1, 1999.